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                                                                EXHIBIT 10.14-01
                        Stock Option Agreements Series A

     The Stock Option Agreements Series A, each dated as of September 18, 1996 between the Company and the following employees are identical in all material respects to Exhibit 10.14 except with respect to the number of shares which are subject to the option:

     1.  Robert B. Terry, Jr.;
     2.  Robert F. Mecredy;
     3.  Juan de Ledebur; and
     4.  Gregory F. Echols.

     The Stock Option Agreement Series A, dated as of September 18, 1996 between the Company and David A. Apseloff, is identical in all material respects to
Exhibit 10.14 except with respect to (i) the number of shares subject to the option and (ii) an additional proviso in Section 2.2(e) which provides that if Mr. Apseloff's employment is terminated by the Company prior to the first anniversary of the agreement, but after the consummation of the IPO, his option shall be exercisable with respect to 16 2/3% of the shares of Common Stock subject to the option.

     The Stock Option Agreements Series A, each dated as of September 18, 1996 between the Company and the following employees are identical in all material respects to Exhibit 10.14 except (i) with respect to the number of shares which are subject to the option and (ii) that the Agreements do not provide for monthly vesting of the option:

     1.  Jeffrey Marlin;
     2.  Geoff E. Lonsdale;
     3.  Christopher Bailey;
     4.  Wenlong Tsang;
     5.  Bradley D. Nichols;
     6.  William E. Tait;
     7.  Charles L. Belitz;
     8.  Frank Socolow, Jr.
     9.  Gregg A. Rowland;
     10. John D'Araujo, Jr.;
     11. James W. Hall;
     12. Lifan Hua;
     13. Michael J. McKean;
     14. Michael A. Wenson;
     15. Rameshchandra Patel;
     16. John A. Morelli;
     17. Robert J. Combs;
     18. Robert A. Dare, Jr.;
     19. William E. Jordan, Jr.;
     20. Robert Rivers;



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     21.  Christopher S. Bryan;
     22.  Theresa A. Reed;
     23.  Darcey Tatum;
     24.  Ed Schumacher;
     25.  Wen Li;
     26.  Charles Kenyon, Jr.;
     27.  David F. Pritchett;
     28.  Michael Leonhardi;
     29.  Donald W. Harvey; and
     30.  Larry David Walker.

    The following officers of the Company have been granted Series A stock options in the amounts set forth opposite their names below:

                                        Series A
            Name                    Options Granted
            ----                    ---------------
     1. Juan de Ledebur                106,074
     2. Robert F. Mecredy               91,300
     3. Robert B. Terry, Jr.            63,661
     4. Gregory F. Echols               53,037
     5. David A. Apseloff               37,350

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